Principal Exchange-Traded Funds
Supplement dated April 17, 2018
to the Statement of Additional Information dated October 10, 2017
(as supplemented November 1, 2017, November 9, 2017, December 15, 2017,
January 30, 2018 and March 16, 2018)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF TRUSTEES
Delete the second to the last sentence in the first paragraph and replace with the following:
The Board is currently composed of twelve members, nine of whom are Independent Trustees.
Independent Trustees
Add the following paragraph to the alphabetical list of Independent Trustees:
Mary M. (“Meg”) VanDeWeghe. Ms. VanDeWeghe has served as a Trustee of the Trust and Director of PFI and PVC since 2018. She is CEO and President of Forte Consulting, Inc., a management and financial consulting firm, and was previously employed as a Finance Professor at Georgetown University from 2009-2016, Senior Vice President - Finance at Lockheed Martin Corporation from 2006-2009, a Finance Professor at the University of Maryland from 1996-2006, and in various positions at J.P. Morgan from 1983-1996. Ms. VanDeWeghe served as a director of Brown Advisory from 2003-2018, B/E Aerospace from 2014-2017, WP Carey from 2014-2017, and Nalco (and its successor Ecolab) from 2009-2014. Through her education and employment experience, and her experience as a director, she is experienced with financial, investment and regulatory matters.
Management Information
Add the following row to the Independent Trustees table in alphabetical order:

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as Trustee	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Mary M. (“Meg”) VanDeWeghe 711 High Street Des Moines, IA 50392 1959	Trustee Member Operations Committee	Since 2018	CEO and President, Forte Consulting, Inc. (financial and management consulting)	134	Brown Advisory (2003-2018) B/E Aerospace (2014-2017) WP Carey (2014-2017) Nalco (and its successor Ecolab) (2009-2014)

Delete the Independent Trustees (not Considered to be “Interested Persons”) table and the paragraphs that precede it, and replace with the following:
The following tables set forth the dollar range of the equity securities of the Funds included in this SAI, and the aggregate dollar range of equity securities of investment companies in the Fund Complex, that were beneficially owned by the Trustees as of December 31, 2016. As of that date, Directors did not own shares of Funds included in this SAI that are not listed.
For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Trustees who are "interested persons” are eligible to participate in an employee benefit program which invests in Principal Funds, Inc. Trustees who beneficially owned shares of the series of the Principal Variable Contracts Funds, Inc. did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:
A $0
B $1 up to and including $10,000
C $10,001 up to and including $50,000
D $50,001 up to and including $100,000
E $100,001 or more
Independent Trustees (not Considered to be "Interested Persons")

ETF*	Ballantine	Barnes	Damos	Grimmett	Hirsch	Huang	McMillan	Nickels	VanDeWeghe**
Principal U.S. Mega-Cap Multi-Factor Index ETF	A	A	A	A	A	A	A	A	D
Total Fund Complex	E	E	E	E	E	E	E	E	D
* The Principal Contrarian Value Index, Principal International Multi-Factor Index, Principal Sustainable Momentum Index, and Principal U.S. Mega-Cap Multi-Factor Index ETFs were not in operation as of December 31, 2016.

** Trustee’s appointment effective April 13, 2018.
Add the following row to the Compensation table on page 38 in alphabetical order:

Trustee	The Funds*	Fund Complex
Mary M. (“Meg”) VanDeWeghe ***	$0	$0
***Trustee’s appointment effective April 13, 2018.

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